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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 19, 2002

                Date of Report (Date of earliest event reported)

                       Morgan Stanley ABS Capital I Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 333-65702                   13-3939229
----------------------------     ------------              -------------------
(State or Other Jurisdiction     (Commission                (I.R.S. Employer
     of Incorporation)            File Number)             Identification No.)

                 1585 Broadway
               New York, New York                                10036
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    (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code  (212) 761-4000
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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     Item 5. OTHER EVENTS

             In connection with the offering of CDC Mortgage Capital Trust 2002-HE1, Mortgage Pass-through certificates, Series 2002-HE1, certain "Computational Materials", dated April 19, 2002, within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

     Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a)  Not applicable


             (b)  Not applicable

             (c)  Exhibit 99.1. Related Computational Materials (as defined in
                  Item 5 above).


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                                   SIGNATURES

             Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       MORGAN STANLEY ABS CAPITAL I INC.
                                       -----------------------------------------
                                       as Depositor and on behalf of
                                       CDC Mortgage Capital Trust 2002-HE1
                                       Registrant


                                       By:   /s/ GAIL MCDONNELL
                                           -------------------------------------
                                           Name:  Gail McDonnell
                                           Title: Vice President



Dated:  April 19, 2002


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                                  EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION
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   99.1      Related Computational Materials (as defined in Item 5 above).

   99.2      Related Computational Materials (as defined in Item 5 above).

   99.3      Related Computational Materials (as defined in Item 5 above).